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                                                                    EXHIBIT 99.1

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


     I hereby consent to being named as a person about to become a director under the caption "Management" in the Prospectus constituting part of this Registration Statement on Form S-1 (File No. 333-56783) filed by Tropicana Products, Inc.



                                        /s/ Donald S. Perkins
                                        -----------------------
                                            Donald S. Perkins

July 16, 1998